UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 8, 2004

                               MOVADO GROUP, INC.
             (Exact name of registrant as specified in its charter)

       NEW YORK                       0-22378                    13-2595932
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                 650 FROM ROAD
                   PARAMUS, NJ                               07652
     (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (201) 267-8000

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                   Exhibit Index appears on Page 3 of 4 Pages


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See Item 2.03, "Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant."

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Movado Group, Inc. ("Movado") entered into a Note Purchase and Private Shelf Agreement, dated as of March 21, 2001 which was subsequently amended as of March 31, 2004 (the "Purchase Agreement"), with Prudential Insurance Company of America ("Prudential") and certain affiliates of Prudential (together with Prudential, the "Purchasers"). The Purchase Agreement permits Movado to issue senior promissory notes for purchase by the Purchasers, in an aggregate principal amount of up to $40,000,000, until March 21, 2007.

On October 8, 2004, Movado issued, pursuant to the Purchase Agreement, 4.79% Senior Series A-2004 Notes due 2011 (the "Senior Notes"), in an aggregate principal amount of $20,000,000, which will mature on October 8, 2011. Proceeds of the Senior Notes will be used by Movado for capital expenditures, repayment of certain of its debt obligations and general corporate purposes. The Senior Notes are senior, unsecured obligations and rank equally in right of payment with all of Movado's existing and future unsecured and unsubordinated indebtedness. Movado's payment obligations under the Senior Notes are guaranteed fully and unconditionally by Movado Retail Group, Inc. (successor in interest to SwissAm, Inc.) and Movado LLC, each of which is a subsidiary of Movado.

The Senior Notes represent the first issuance and purchase of senior promissory notes pursuant to the Purchase Agreement, and, after giving effect to the issuance of the Senior Notes, the remaining aggregate principal amount of senior promissory notes issuable by Movado that may be purchased by Prudential and its affiliates pursuant to the Purchase Agreement is $20,000,000. Interest on the Senior Notes will accrue at a rate of 4.79% per annum, payable semi-annually on each APRIL 8 and OCTOBER 8, in arrears, commencing April 8, 2005. Twenty-five percent of the initial principal amount of each Senior Note will become due annually, commencing on October 8, 2008. Movado may prepay principal outstanding with respect to any Senior Note in whole or in part (but not less than $1,000,000) at any time upon proper notice to the holder. Upon the election by Movado to retire Funded Borrowings (as defined in the Purchase Agreement) in connection with certain business combinations, certain sales of all or substantially all of Movado's assets, or certain dispositions of assets (including shares of capital stock) by Movado or certain of its subsidiaries, any Purchaser may exercise its right to require Movado to repurchase any Senior Note held by such Purchaser on the date and in the manner specified by such Purchaser, without recourse, at a purchase price generally equal to the then-outstanding principal and interest accrued as of the date of repurchase on such Senior Note.

The Purchase Agreement contains certain covenants that restrict Movado's ability and the ability of certain Movado's subsidiaries to, among other things, (i) incur liens, (ii) incur indebtedness, (iii) incur certain indebtedness or other instruments that are effectively or structurally senior to the Senior Notes,
(iv) merge, consolidate or engage in a sale of all or substantially all of such entity's assets, (v) sell assets, (vi) sell stock of those certain subsidiaries,
(vii) permit restrictions on dividends by those certain subsidiaries, (ix) enter into sale and leaseback transactions, (x) enter into transactions with affiliates and (xi) designate subsidiaries that are not subject to the covenants in the Purchase Agreement. In addition, the Purchase Agreement requires Movado to maintain a minimum interest coverage ratio and minimum consolidated net worth. These limitations are subject to a number of important qualifications and exceptions. Upon the occurrence of certain Events of Default (as defined in the Purchase Agreement) relating to orders for relief under bankruptcy or similar law, or the appointment of a custodian regarding a substantial part of assets, in respect of Movado or a significant subsidiary group, all principal and interest outstanding under the Senior Notes, and under any other senior promissory notes issued pursuant to the Purchase Agreement, will become immediately due and payable. Upon the occurrence of other Events of Default, each holder of senior promissory notes issued pursuant to the Purchase Agreement may declare all principal and interest outstanding under any senior promissory note held by it immediately due and payable. In addition, the occurrence of certain Events of Default may entitle a holder of any senior promissory note declared by such holder as due and payable to receive a premium in addition to principal and interest outstanding, based on the Discounted Value (as defined in the Purchase Agreement) of such senior promissory note.

The description of the provisions of the Senior Notes, the guarantees thereof and the Purchase Agreement set forth above is qualified in its entirety by reference to the full and complete terms thereof contained in each of the Senior Notes, the guarantees thereof and the Purchase Agreement, forms of which have been filed by Movado, as required pursuant to the Securities Exchange Act of 1934.

The press release announcing the issuance by Movado of the Senior Notes is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 2.03.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibit 99.1: Press Release, dated October 8, 2004 (Furnished pursuant to
Item 2.03 of this Current Report on Form 8-K).


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                           MOVADO GROUP, INC.

                                           By: /s/ Frank Kimick
                                               ---------------------
                                               Frank Kimick
                                               V.P. & Treasurer

Dated: October 14, 2004


                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION OF DOCUMENT

99.1              Press release, dated October 8, 2004.






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